                      SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C.  20549

                                   FORM 8-K

                CURRENT REPORT PURSUANT TO SECTION 13 OR 15(D)
                    OF THE SECURITIES EXCHANGE ACT OF 1934

         Date of Report (Date of earliest event reported) May 7, 1999


                                  PSINet Inc.
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            (Exact name of registrant as specified in its charter)

     New York                            0-25812                 16-1353600
(State or other jurisdiction         (Commission               (IRS Employer
     of incorporation)               File Number)           Identification No.)


     510 Huntmar Park Drive, Herndon, Virginia                      20170
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     (Address of principal executive offices)                    (Zip Code)



Registrant's telephone number, including area code (703) 904-4100
                                                   --------------


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         (Former name or former address, if changed since last report)
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Item 5.  Other Events.

         In conformity with the requirements of the Integrated Disclosure System, PSINet Inc. has elected to file by this Report on Form 8-K certain exhibits in connection with PSINet's Registration Statement on Form S-3, Registration No. 333-75579, as amended by Amendment No. 1 and Amendment No. 2, which was declared effective on February 12, 1999.

Item 7.    Financial Statements, Pro Forma Financial Information and Exhibits.

          (c)  Exhibits
               --------

          Exhibit 1.1 Underwriting Agreement dated April 28, 1999 among PSINet and Donaldson, Lufkin & Jenrette Securities Corporation, Merrill Lynch & Co., Bear, Stearns & Co., Inc., BancBoston Robertson Stephens Inc. and Legg Mason Wood Walker Incorporated relating to PSINet's offering of common stock

          Exhibit 1.2 Underwriting Agreement dated April 28, 1999 among PSINet and Donaldson, Lufkin & Jenrette Securities Corporation, Merrill Lynch & Co., Bear, Stearns & Co., Inc., BancBoston Robertson Stephens Inc. and Chase Securities Inc. relating to PSINet's offering of 6 3/4% Series C Cumulative Convertible Preferred Stock

          Exhibit 3.1 Certificate of Amendment of Certificate of Incorporation dated April 30, 1999 designating the 6 3/4% Series C Cumulative Convertible Preferred Stock

          Exhibit 4.1 Form of 6 3/4% Series C Cumulative Convertible Preferred Stock Certificate

          Exhibit 4.2 Deposit Agreement dated as of May 4, 1999 between PSINet and Wilmington Trust Company, as deposit agent

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                                  SIGNATURES
                                  ----------

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



Dated: May 7, 1999                  PSINET INC.


                                    By: /s/ David N. Kunkel
                                       ----------------------------
                                        David N. Kunkel
                                        Executive Vice President and
                                        General Counsel

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                                 EXHIBIT INDEX
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


Exhibit
Number            Exhibit Name                                         Location
------            ------------                                         --------
Exhibit 1.1       Underwriting Agreement dated April 28, 1999          Filed herewith
                  among PSINet and Donaldson, Lufkin & Jenrette
                  Securities Corporation, Merrill Lynch & Co.,
                  Bear, Stearns & Co., Inc., BancBoston
                  Robertson Stephens Inc. and Legg Mason Wood
                  Walker Incorporated relating to PSINet's
                  offering of common stock

Exhibit 1.2       Underwriting Agreement dated April 28, 1999          Filed herewith
                  among PSINet and Donaldson, Lufkin & Jenrette
                  Securities Corporation, Merrill Lynch & Co.,
                  Bear, Stearns & Co., Inc., BancBoston
                  Robertson Stephens Inc. and Chase Securities
                  Inc. relating to PSINet's offering of 6  3/4%
                  Series C Cumulative Convertible Preferred Stock

Exhibit 3.1       Certificate of Amendment of Certificate of           Filed herewith
                  Incorporation dated April 30, 1999 designating
                  the 6  3/4% Series C Cumulative Convertible
                  Preferred Stock

Exhibit 4.1       Form of 6 3/4% Series C Cumulative Convertible       Filed herewith
                  Preferred Stock Certificate

Exhibit 4.2       Deposit Agreement dated as of May 4, 1999            Filed herewith
                  between PSINet and Wilmington Trust Company,
                  as deposit agent

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